                                                                                                EXHIBIT 21.1

                                  NABISCO GROUP HOLDINGS CORP.
                                   SUBSIDIARIES & INVESTMENTS


                                                                               Date  of           Place of
Name of Subsidiary                                                          Incorporation      Incorporation
------------------------------------------------------------------------------------------------------------

Nabisco Group Holdings Corp.                                                Oct 25, 1988       Delaware

Airco IHC, Inc.                                                             Mar 22, 1989       Delaware
A/O Nabisco *                                                               Aug 16, 1994       Russia
Arrimo Fomento Comercial Ltda. *                                            Oct 27, 1987       Brazil
Beech-Nut Life Savers (Panama) S.A.                                         Jul 12, 1963       Panama
Beijing Nabisco Food Company Ltd. (91.9%)                                   Mar 16, 1995       China
Carnes y Conservas Espanolas, S.A. [CARCESA]                                Dec 02, 1975       Spain
Cartera e Inversiones S.A. *                                                Mar 05, 1979       Peru
Comercial Benut, S.A. de C.V. **                                            Mar 16, 1977       Mexico
Compania Venezolana de Conservas C.A. [COVENCO]                             Jul 25, 1969       Venezuela
Consiber, S.A.                                                              Mar 31, 1979       Spain
Covenco Holding C.A.                                                        Nov 26, 1991       Venezuela
Dely, S.A.                                                                  Dec 18, 1960       Guatemala
Distribuidora Pan Americana, S.A.                                           Oct 22, 1974       Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)                               Dec 20, 1929       Argentina
Exhold Limited *                                                            Oct 03, 1989       Liberia
Fleischmann Corporation, The                                                Nov 02, 1929       Delaware
Fleischmann International, Inc.                                             Nov 20, 1944       Delaware
Fleischmann Peruana Inc.                                                    Sep 01, 1939       Delaware
Fleischmann Uruguaya S.A.                                                   Mar 09, 1961       Uruguay
Freezer Queen Foods (Canada) Limited                                        Nov 03, 1967       Ontario, Canada
Fulmer Corporation Limited                                                  May 15, 1981       Bahamas
Galletas Artiach, S.A.                                                      Jul 23, 1932       Spain
Galletas Fontaneda, S.A.                                                    Mar 09, 1967       Spain
Gelatinas Ecuatoriana S.A. (66.7%)                                          Nov 21, 1978       Ecuador
Grupo Gamesa, S.A. de C.V. (1%)                                             Jul 29, 1981       Mexico
Hanover Servicing, Inc.                                                     Apr 13, 1992       Delaware
Hervin Company, The                                                         May 28, 1965       Oregon
Hervin Holdings, Inc.                                                       Mar 29, 1988       Delaware
Industria de Colores y Sabores S.A. *                                       Jun 21, 1967       Colombia
Industria de Laticinios Gloria Ltda. *                                      Jan 18, 1978       Brazil
Industria e Comercio de Produtos Alimenticios Cerqueirense Ltda.            May 11, 1971       Brazil
Industrias Alimenticias Maguary Ltda.                                       May 07, 1953       Brazil
Iracema Industrias de Caju Ltda                                             Aug 08, 1978       Brazil
Jupiter Produtos Alimenticios Ltda.                                         Mar 02, 1962       Brazil
Knox Company, The                                                           Dec 30, 1991       New Jersey

    * Inactive                                                                                 Page 1
   ** In Liquidation                                                                           SUB-NGH
  *** Partnership/Joint Venture/Trust                                                          Post-Distribution
 **** Nameholder                                                                               At 6/14/99

                                                                               Date  of           Place of
Name of Subsidiary                                                          Incorporation      Incorporation
------------------------------------------------------------------------------------------------------------
Landers Centro Americana, Fabricantes de Molinos Marca "Corona",
     S.A. de C.V. (95%)**                                                   Jan 09, 1979       Honduras
Landers y Cia, S.A.                                                         Oct 01, 1951       Colombia
Leite Gloria do Nordeste S.A.                                               May 16, 1968       Brazil
Life Savers Manufacturing, Inc.                                             Apr 21, 1976       Delaware
Lowney Inc.                                                                 Jan 01, 1983       Federal, Canada
Marbu, S.A.                                                                 Oct 26, 1967       Spain
Merola Finance B.V. *                                                       May 09, 1995       Netherlands
MEX Holdings, Ltd.                                                          Nov 27, 1991       Delaware
NABEC, S.A.                                                                 Nov 17, 1982       Ecuador
Nabisco Arabia Co. Ltd. (75%) ***                                           Jan 29, 1996       Saudi Arabia
Nabisco Argentina S.A.                                                      Mar 14, 1994       Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.                               Dec 21, 1988       Delaware
Nabisco Biscuit Manufacturing (West), Inc.                                  Dec 21, 1988       Delaware
Nabisco Brands Company                                                      Aug 01, 1995       Delaware
Nabisco Brands Holdings Denmark Limited                                     Apr 17, 1989       Liberia
Nabisco Brands Nominees Limited *                                           Aug 22, 1983       England
Nabisco Brazil, Inc.                                                        May 10, 1990       Delaware
Nabisco Caribbean Export, Inc.                                              Jun 13, 1984       Delaware
Nabisco/Cetus Food Biotechnology Research Partnership (80%) ***             Mar 01, 1984       Delaware
Nabisco (China) Limited                                                     Aug 29, 1995       China
Nabisco Chongqing Food Company Ltd. *                                       Mar 01, 1995       China
Nabisco de Nicaragua, S.A. (60%)                                            Dec 10, 1965       Nicaragua
Nabisco Direct, Inc.                                                        Aug 23, 1995       Delaware
Nabisco Dominicana, S.A.                                                    Dec 11, 1995       Dom. Repub.
Nabisco England IHC, Inc.                                                   Mar 29, 1989       Delaware
Nabisco Enterprises IHC, Inc.                                               Mar 22, 1989       Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.                        Oct 28, 1992       Spain
Nabisco Financing I, Inc.                                                   July 13, 1998      Delaware
Nabisco Financing II, Inc.                                                  July 13, 1998      Delaware
Nabisco Food (Suzhou) Co. Ltd.                                              Mar 16, 1995       China
Nabisco Group Ltd.                                                          Jun 02, 1995       Delaware
Nabisco Holdco, Inc.                                                        July 13, 1998      Delaware
Nabisco Holdings Corp. (80.7%)                                              Apr 21, 1981       Delaware
Nabisco Holdings IHC, Inc.                                                  Mar 22, 1989       Delaware
Nabisco Holdings I B.V.                                                     May 03, 1996       Netherlands
Nabisco Holdings II B.V.                                                    May 28, 1996       Netherlands
Nabisco Hong Kong Limited                                                   Apr 12, 1994       Hong Kong
Nabisco Iberia Lda.                                                         Dec 23, 1916       Portugal
Nabisco Iberia, S.L. (98.85%)                                               Jul 15, 1993       Spain
Nabisco, Inc.                                                               Feb 03, 1898       New Jersey
Nabisco, Inc. Foreign Sales Corporation                                     Dec 17, 1991       US Virgin Is.

    * Inactive                                                                                 Page 2
   ** In Liquidation                                                                           SUB-NGH
  *** Partnership/Joint Venture/Trust                                                          Post-Distribution
 **** Nameholder                                                                               At 6/14/99

                                                                               Date  of           Place of
Name of Subsidiary                                                          Incorporation      Incorporation
------------------------------------------------------------------------------------------------------------
Nabisco International, Inc.                                                 Jul 29, 1947       Delaware
Nabisco International Limited                                               Dec 11, 1987       Nevada
Nabisco International Market Development Group, Inc.                        Mar 22, 1989       Delaware
Nabisco International M.E./Africa L.L.C. (49%)                                   ?             Dubai, U.A.E.
Nabisco International, S.A.                                                 Nov 26, 1953       Panama
Nabisco Investments, Inc.                                                   Mar 22, 1989       Delaware
Nabisco (Jamaica) Limited                                                   Jun 16, 1998       Jamaica
Nabisco Korea Ltd.                                                          Feb 10, 1998       Korea
Nabisco Ltd-Nabisco Ltee                                                    Jan 01, 1993       Federal, Canada
Nabisco Music Publishers, Inc.                                              Mar 24, 1986       Delaware
Nabisco Music Ventures, Inc.                                                Mar 24, 1986       Delaware
Nabisco (New Zealand) Limited ****                                          Mar 30, 1990       New Zealand
Nabisco Overseas Financing, Inc.                                            July 15, 1998      Delaware
Nabisco Partnership ***                                                     July 15, 1998      Delaware
Nabisco Peru S.A.                                                           Jan 28, 1972       Peru
Nabisco Philippines, Inc.                                                   Oct 14, 1997       Philippines
Nabisco Preferred, Inc. (90%)                                               July 15, 1998      Delaware
Nabisco Royal Argentina LLC                                                 Sep 10, 1998       Delaware
Nabisco Royal Chile Limitada                                                Mar 22, 1978       Chile
Nabisco Royal de Honduras, S.A.                                             Jul 22, 1982       Honduras
Nabisco Royal del Ecuador, S.A.                                             Sep 16, 1977       Ecuador
Nabisco Royal, Inc.                                                         Sep 21, 1951       New York
Nabisco Royal Panama, S.A.                                                  Mar 07, 1979       Panama
Nabisco S.A. de C.V. (99.5%)                                                Jun 15, 1992       Mexico
Nabisco, S.L. *                                                             Jan 18, 1989       Spain
Nabisco South Africa (Proprietary) Limited (49%)                            Jan 02, 1945       South Africa
Nabisco Taiwan Corporation                                                  May 27, 1996       Taiwan
Nabisco Technology Company                                                  Dec 13, 1996       Delaware
Nabisco (Thailand) Limited                                                  Oct 01, 1997       Thailand
Nabisco Trading AG                                                          Aug 02, 1960       Switzerland
Nabisco Tunisia S.A.                                                        Jul 02, 1976       Tunisia
Nabisco Venezuela, C.A.                                                     Nov 26, 1991       Venezuela
National Biscuit Company ****                                               Jan 17, 1971       Delaware
Planters & Biscuits Co.                                                     Jan 01, 1997       Russia
Posto Apolo Ltda.                                                           Dec 05, 1984       Brazil
Productos Confitados Salvavidas de Guatemala, S.A.                          Jul 03, 1974       Guatemala
Productos Mayco S.A.I.C.I.F.                                                May 11, 1962       Argentina
Produtos Alimenticios Fleischmann e Royal Ltda.                             Nov 28, 1964       Brazil
Produtos Alimenticios Pilar Ltda.                                           Jun 23, 1934       Brazil
Produtos Alimenticios Royal S.A.                                            Jan 01, 1966       Costa
Rica PT Nabisco Foods (70%) ***                                             Mar 21, 1995       Indonesia


    * Inactive                                                                                 Page 3
   ** In Liquidation                                                                           SUB-NGH
  *** Partnership/Joint Venture/Trust                                                          Post-Distribution
 **** Nameholder                                                                               At 6/14/99

                                                                               Date  of           Place of
Name of Subsidiary                                                          Incorporation      Incorporation
------------------------------------------------------------------------------------------------------------
Ritz Biscuit Company Limited ****                                           Sep 28, 1989       England
RJR Industries (U.K.) Limited **                                            Jun 01, 1982       England
RJR Nabisco Securities Ltd.-Titres RJR Nabisco Ltee                         Sep 28, 1987       Federal, Canada
Royal Beech-Nut (Namibia) (PTY) Ltd. *                                      Aug 08, 1989       South Africa
Royal Holding C.A.                                                          Nov 26, 1991       Venezuela
Royal Productos Alimenticios, C.A.                                          Jul 26, 1971       Venezuela
Salvavidas S. de R.L. de C.V. **                                            Mar 30, 1967       Mexico
Stella D'oro Biscuit Co., Inc.                                              Jan 02, 1948       New York
Tevalca Holding C.A.                                                        Nov 26, 1991       Venezuela
Transapolo-Transportes Rodoviarios Apolo Ltda.                              Oct 24, 1984       Brazil
20th Century Denmark Limited                                                Mar 06, 1990       Liberia
West Indies Yeast Company Limited (72%)                                     Nov 29, 1965       Jamaica
Yili-Nabisco Biscuit & Food Company Limited (51%) ***                       Jan 29, 1985       China

TOTAL:   131

    * Inactive                                                                                 Page 4
   ** In Liquidation                                                                           SUB-NGH
  *** Partnership/Joint Venture/Trust                                                          Post-Distribution
 **** Nameholder                                                                               At 6/14/99
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